Exhibit 99.2


                     Arthur Andersen LLP
                         Suite 1300
                    711 Louisiana Street
                   Houston, TX  77002-2786
                      Tel: 713.237.2323
                      Fax: 713.237.2785


February 5, 2002

Mr. Jerry L. Peters
Chief Financial and Accounting Officer
Northern Border Partners, L.P.
1400 Smith Street
Houston, Texas  77002-7369

Dear Mr. Peters:

This is to confirm that the client-auditor relationship between both Northern Border Partners, L.P. (Commission File
Number 1-12202) and Northern Border Pipeline Company
(Commission File Number 333-88577) and Arthur Andersen LLP has ceased.

Very truly yours,

/s/ Arthur Andersen LLP



Copy to:  SEC Office of Chief Accountant